UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                      _________________________________

                                  FORM 8-K

                               Current Report
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):   October 4, 2005


                            GLOBAL CONCEPTS, LTD.
           ------------------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)


        Colorado                 0-25319                 84-1191355
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(State of Incorporation)     (Commission File         (IRS Employer
                              Number)                  Identification No.)


                  501 Bloomfield Ave., Montclair, NJ 07042
                  ----------------------------------------
                  (Address of principal executive offices)

                               (973) 233-1233
                       -----------------------------
                       Registrant's Telephone Number


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425).
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12).
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b)).
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)).



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Item 5.02 Departure of Principal Officers; Appointment of Principal Officers

     On October 4, 2005 the Board of Directors removed Eduardo Rodriguez from his position as Chairman, Chief Executive Officer and Chief Financial Officer of Global Concepts. The Board elected Mr. Rodriguez to serve as Vice Chairman.

     At the same time the Board of Directors appointed Michael Margolies to serve as Chairman, Chief Executive Officer and Chief Financial Officer. Prior to that appointment, Mr. Margolies had been the Secretary of Global Concepts and a member of its Board of Directors.

Item 9.01 Financial Statements and Exhibits

Exhibits

99.  Press release dated October 10, 2005


                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GLOBAL CONCEPTS, LTD.


Dated: October 10, 2005                 By: /s/ Michael Margolies
                                        -------------------------------
                                        Michael Margolies
                                        Chief Executive Officer